SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549



                                   FORM 8-K

                                CURRENT REPORT



                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported):  August 2, 1994



                         AMERICAN GENERAL CORPORATION
            (Exact name of registrant as specified in its charter)



           Texas                 1-7981               74-0483432
      (State or other        (Commission File         (IRS Employer
      jurisdiction of            Number)              Identification
      incorporation)                                    Number)


                 2929 Allen Parkway, Houston, Texas     77019
             (Address of principal executive offices)   (Zip Code)



     Registrant's telephone number, including area code:   (713) 522-1111
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Item 5.     Other Events.

            American General Corporation (the "company") issued a News Release dated August 2, 1994, announcing that the company has made a merger offer to acquire Unitrin, Inc. ("Unitrin") in an all-cash merger transaction based upon a proposed price of $50-3/8 for each of Unitrin's
      51.8 million outstanding shares.


Item 7.     Financial Statements and Exhibits.

      (c)   Exhibits.

            Exhibit Number

            99 News Release dated August 2, 1994, announcing that the company has made a merger offer to acquire Unitrin, Inc. ("Unitrin") in an all-cash merger transaction based upon a proposed price of $50-3/8 for each of Unitrin's 51.8 million outstanding shares.


                                   SIGNATURE



            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    AMERICAN GENERAL CORPORATION



Dated:  August 3, 1994              By:   /s/ JON P. NEWTON
                              Jon P. Newton
                                          Senior Vice President and
                                                General Counsel















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                                 EXHIBIT INDEX



Exhibit
Number                                        Description


  99 News Release dated August 2, 1994, announcing that the company has made a merger offer to acquire Unitrin, Inc. ("Unitrin") in an all-cash merger transaction based upon a proposed price of $50-3/8 for each of Unitrin's 51.8 million outstanding shares.









































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